UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	July 12, 2022

BMO 2022-C2 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001932997)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

KeyBank National Association

(Central Index Key number: 0001089877)

Starwood Mortgage Capital LLC

(Central Index Key number 0001548405)

Citi Real Estate Funding Inc.

(Central Index Key number 0001701238)

German American Capital Corporation

(Central Index Key number: 0001541294)

UBS AG

(Central Index Key number 0001685185)

(Exact name of sponsors as specified in their charters)

Delaware	333-255934-02	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York	10036
(Address of principal executive offices of depositor)	(Zip Code of depositor)
Depositor’s telephone number, including area code	(212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On July 12, 2022 (the “Closing Date”), BMO Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of July 1, 2022 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and asset representations reviewer, Computershare Trust Company, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee, of the BMO 2022-C2 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2022-C2 (the “Certificates”) and the Uncertificated VRR Interest. The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-SB, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”), (ii) the Class X-D, Class X-F, Class X-G, Class X-J, Class D, Class E, Class F, Class G-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”), and (iii) the Class VRR Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $600,725,000, were sold to BMO Capital Markets Corp. (“BMO Capital”), KeyBanc Capital Markets Inc. (“KeyBanc Capital”), Deutsche Bank Securities Inc. (“DBSI”), Citigroup Global Markets Inc. (“CGMI”), UBS Securities LLC (“UBS”), Bancroft Capital, LLC (“Bancroft”) and Drexel Hamilton, LLC (“Drexel” and, together with BMO Capital, KeyBanc Capital, DBSI, CGMI, UBS and Bancroft, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of June 28, 2022 (the “Underwriting Agreement”), between the Depositor and the Underwriters. BMO Capital, KeyBanc Capital, DBSI, CGMI and UBS are acting as co-lead managers in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated June 22, 2022, and by the Prospectus, dated June 28, 2022 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $81,917,921 were sold to BMO Capital, KeyBanc Capital, DBSI, CGMI, UBS, Bancroft and Drexel (together with BMO Capital, KeyBanc Capital, DBSI, CGMI, UBS and Bancroft, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of June 28, 2022, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates and the Uncertificated VRR Interest represent, in the aggregate, the entire beneficial ownership in the BMO 2022-C2 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 38 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on various types of commercial, multifamily and/or manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Bank of Montreal (“BMO”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2022 (the “BMO Mortgage Loan Purchase Agreement”), between the Depositor and BMO, (ii) KeyBank National Association (“KeyBank”)

pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2022 (the “KeyBank Mortgage Loan Purchase Agreement”), between the Depositor and KeyBank, (iii) Starwood Mortgage Capital LLC (“SMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2022 (the “SMC Mortgage Loan Purchase Agreement”), between the Depositor and SMC, (iv) UBS AG (“UBS AG”), pursuant to a Mortgage Loan Purchase Agreement dated as of July 1, 2022 (the “UBS AG Mortgage Loan Purchase Agreement”), between the Depositor, and UBS AG, (v) Citi Real Estate Funding Inc. (“CREFI”), pursuant to a Mortgage Loan Purchase Agreement dated as of July 1, 2022 (the “CREFI Mortgage Loan Purchase Agreement”), between the Depositor and CREFI, (vi) German American Capital Corporation (“GACC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of July 1, 2022 (the “GACC Mortgage Loan Purchase Agreement”; and, together with the BMO Mortgage Loan Purchase Agreement, the KeyBank Mortgage Loan Purchase Agreement, the SMC Mortgage Loan Purchase Agreement, the UBS AG Mortgage Loan Purchase Agreement and the CREFI Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and GACC. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 respectively.

The assets of the Issuing Entity include several Mortgage Loans which are part of a Whole Loan as described in the Prospectus. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, a “Co-Lender Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus. Each Co-Lender Agreement is attached as an exhibit hereto, as identified in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement, but will instead be serviced pursuant to a different servicing agreement (each, an “Outside Servicing Agreement”). Each such Outside Servicing Agreement is attached as an exhibit hereto, as described in the following table. For a description of the servicing of the applicable Whole Loans under such Outside Servicing Agreement, see “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

Name of Mortgaged Property or Portfolio of Mortgaged Properties Securing Subject Whole Loan (as identified on the Mortgage Loan Schedule to the Pooling and Servicing Agreement)	Exhibit Number of Related Co-Lender Agreement	Exhibit Number of Related Outside Servicing Agreement (if any)
Yorkshire & Lexington Towers	4.8	4.2
The Lion Building	4.9
KB Portfolio	4.10
3075 Olcott	4.11
The Reef	4.12	4.3
360 Rosemary	4.13	4.4
Bell Works	4.14	4.3
79 Fifth Avenue	4.15	4.2
111 River Street	4.16	4.4
Phoenix Industrial Portfolio VIII	4.17	4.5
PentaCentre Office	4.18
2 Riverfront Plaza	4.19	4.6
Wyndham National Hotel Portfolio	4.20	4.7

The net proceeds of the sale of the Certificates and the Uncertificated VRR Interest were applied to the purchase of the Mortgage Loans by the Depositor from BMO, KeyBank, SMC, UBS AG, CREFI and GACC.  The net proceeds to the Depositor of the offering of the Public Certificates and the Private Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $5,714,555, were approximately $646,249,608.  Of the expenses paid by the Depositor, approximately $132,416 were paid directly to affiliates of the Depositor, $50,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $150,000 were paid to or for the Underwriters and the Initial Purchasers, and $5,382,139 were other expenses.  All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses.  No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated June 28, 2022. The related registration statement (file no. 333-255934) was originally declared effective on June 23, 2021. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

BMO, in its capacity as “retaining sponsor”, is satisfying a portion of its credit risk retention obligation under Regulation RR (12 C.F.R. Part 43) promulgated under Section 15G of the Securities Exchange Act of 1934, as amended (“Regulation RR”) in connection with securitization of the Mortgage

Loans referred to above by the acquisition from the Depositor, on the Closing Date in transactions exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, of portions of a “single vertical security” (as defined in Regulation RR) that is an “eligible vertical interest” (as defined in Regulation RR) in the Issuing Entity, with an aggregate initial principal balance of approximately $25,346,004 as of the Closing Date, consisting of (i) the Uncertificated VRR Interest retained by BMO and (ii) the Class VRR Certificates acquired by KeyBank as described below (collectively, the “Combined VRR Interest”). The Combined VRR Interest represents at least 3.58% of the sum of the initial certificate balance of all of the Certificates and the aggregate initial principal balance of the Uncertificated VRR Interest as of the Closing Date. The Combined VRR Interest will entitle each holder thereof to a specified percentage of the amounts paid on each other class of ABS interests in the Issuing Entity. On the Closing Date, pursuant to the KeyBank Mortgage Loan Purchase Agreement, KeyBank, an “originator” (within the meaning of Regulation RR) of Mortgage Loans and/or portions thereof representing approximately 29.5% of the aggregate Cut-off Date Balance of all the Mortgage Loans, acquired from the Depositor, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, $7,479,669 of the Combined VRR Interest in the form of the Class VRR Certificates, in exchange for a reduction in the price that KeyBank received for its sale to the Depositor of the Mortgage Loans and/or portions thereof originated by KeyBank that it transferred to the Depositor. On the Closing Date, pursuant to the BMO Mortgage Loan Purchase Agreement, BMO received, in a transaction exempt from registration under the Act pursuant to Section 4(a)(2) of the Act, as partial consideration for the Mortgage Loans and/or portions thereof that BMO transferred to the Depositor, $17,866,335 of the Combined VRR Interest in the form of the Uncertificated VRR Interest.

BMO, in its capacity as “retaining sponsor”, is satisfying the remainder of its credit risk retention obligation under Regulation RR in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by RREF IV-D AIV RR, LLC of an “eligible horizontal residual interest” (as such term is defined in Regulation RR), consisting of all of the Class G-RR and Class J-RR Certificates.

KeyBank will act as primary servicer with respect to all of the Mortgage Loans sold by KeyBank to the Depositor by KeyBank pursuant to that certain Primary Servicing Agreement, dated as of July 1, 2022, between Midland Loan Services, a Division of PNC Bank, National Association and KeyBank National Association, an executed version of which is attached hereto as Exhibit 99.7.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 1	Underwriting Agreement

Exhibit 4.1	Pooling and Servicing Agreement

Exhibit 4.2	CGCMT 2022-GC48 PSA

Exhibit 4.3	Benchmark 2022-B35 PSA

Exhibit 4.4	BMO 2022-C1 PSA

Exhibit 4.5	BBCMS 2022-C16 PSA

Exhibit 4.6	BBCMS 2022-C15 PSA

Exhibit 4.7	UBS 2019-C18 PSA

Exhibit 4.8	Yorkshire & Lexington Towers Co-Lender Agreement

Exhibit 4.9	The Lion Building Co-Lender Agreement

Exhibit 4.10	KB Portfolio Co-Lender Agreement

Exhibit 4.11	3075 Olcott Co-Lender Agreement

Exhibit 4.12	The Reef Co-Lender Agreement

Exhibit 4.13	360 Rosemary Co-Lender Agreement

Exhibit 4.14	Bell Works Co-Lender Agreement

Exhibit 4.15	79 Fifth Avenue Co-Lender Agreement

Exhibit 4.16	111 River Street Co-Lender Agreement

Exhibit 4.17	Phoenix Industrial Portfolio VIII Co-Lender Agreement

Exhibit 4.18	PentaCentre Office Co-Lender Agreement

Exhibit 4.19	2 Riverfront Plaza Co-Lender Agreement

Exhibit 4.20	Wyndham National Hotel Portfolio Co-Lender Agreement

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 12, 2022

Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 12, 2022 (included as part of Exhibit 5)

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated July 12, 2022 (included as part of Exhibit 5)

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated June 28, 2022, which such certification is dated June 28, 2022

Exhibit 99.1	BMO Mortgage Loan Purchase Agreement

Exhibit 99.2	KeyBank Mortgage Loan Purchase Agreement

Exhibit 99.3	SMC Mortgage Loan Purchase Agreement

Exhibit 99.4	UBS AG Mortgage Loan Purchase Agreement

Exhibit 99.5	CREFI Mortgage Loan Purchase Agreement

Exhibit 99.6	GACC Mortgage Loan Purchase Agreement

Exhibit 99.7	Primary Servicing Agreement, dated as of July 1, 2022, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 12, 2022	BMO COMMERCIAL MORTGAGE SECURITIES LLC
	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2022-C2 – Form 8-K (Closing)